UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2022

Winc, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41055	45-2988960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Berkeley St, Studio 3
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 297-1760

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	WBEV	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On November 30, 2022, Winc, Inc., a Delaware corporation (the “Company”), together with its subsidiaries (collectively, the “Debtors”), filed voluntary petitions (collectively, the “Bankruptcy Petitions”) for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Court”). Following the filing of the Bankruptcy Petitions, the Debtors anticipate filing a variety of “first day” motions for approval of various forms of customary relief, including authority to: (a) continue using their existing cash management system, (b) pay prepetition wages, compensation and employee benefits, (c) use cash collateral, (d) maintain existing insurance policies and pay related obligations, (e) pay certain prepetition taxes, (f) provide adequate assurance of payment to their utility providers, (g) pay prepetition claims of certain vendors, and (h) enter into debtor in possession financing.

The Debtors anticipate continuing their operations in the ordinary course of business as debtors-in-possession while pursuing a sale of substantially all of their assets pursuant to a competitive bidding and auction process.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions constitutes an event of default that accelerated the obligations of the Company under that certain Credit Agreement, dated as of December 15, 2020, by and among the Company, BWSC, LLC and Banc of California, N.A., as successor-by-merger to Pacific Mercantile Bank (“Banc of California”), as amended (the “Credit Agreement”).

The Credit Agreement provides that, as a result of the filing of the Bankruptcy Petitions, the principal, accrued interest due thereunder and other fees and expenses required to be paid pursuant to the terms thereof shall be immediately due and payable, and Banc of California’s revolving credit commitment and other obligations shall immediately terminate. Any efforts to enforce such payment obligations under the Credit Agreement are automatically stayed as a result of the filing of the Bankruptcy Petitions, and Banc of California’s rights of enforcement in respect of the Credit Agreement are subject to the applicable provisions of the Bankruptcy Code.

Item 8.01 Other Events.

On November 30, 2022, the Company entered into a confidential, non-binding agreement with a potential stalking horse bidder (the “Bidder”) for substantially all of the Company’s assets. In connection with a definitive asset purchase agreement, anticipated to be executed as soon as possible, the Bidder would be designated as the stalking horse bidder, subject to higher or otherwise better offers in an open auction process.

Cautionary Statements Regarding Trading in Winc’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Company’s chapter 11 cases will be highly speculative and will pose substantial risks. The chapter 11 cases may result in holders of the Company's securities receiving no value for their interests. Because of such a possibility, the trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s chapter 11 cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements. All statements contained in this Current Report other than statements of historical fact, are forward-looking statements, including statements regarding the Company’s plans to sell substantially all of its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code; the expected timing and terms of any agreement with the potential stalking horse bidder; the Company’s intention to continue operations during the Chapter 11 proceedings; the Company’s ability to conduct its business in an uninterrupted manner during the Chapter 11 proceedings; and other statements regarding the Company’s strategy and future operations, performance and prospects. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to: (i) the Company’s ability to obtain timely approval of the Court with respect to motions filed in the Chapter 11 proceedings; (ii) objections to the pleadings filed that could protract the Chapter 11 proceedings; (iii) the Court’s rulings in the Chapter 11 proceedings, including the outcome of the Chapter 11 proceedings generally; (iv) the Company’s ability to obtain a timely sale of all of its assets; (v) the length of time that the Company will operate under Chapter 11 and the continued availability of operating capital during the pendency of the Chapter 11 proceedings; (vi) the Company’s ability to continue to operate its business during the pendency of the Chapter 11 proceedings; (vii) employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; (viii) the effectiveness of the overall sale process pursuant to the Chapter 11 proceedings and any additional strategies the Company may employ to address its liquidity and capital resources; (ix) the actions and decisions of creditors and other third parties that have an interest in the Chapter 11 proceedings; (x) increased legal and other professional costs necessary to execute the Company’s restructuring; (xi) the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 proceedings; (xii) the trading price and volatility of the Company’s common stock and the effects of the expected delisting from The NYSE American; (xiii) litigation and other risks inherent in a bankruptcy process; (xiv) the impact of uncertainty regarding the Company’s ability to continue as a going concern on its liquidity and prospects; and (xv) risks related to the Company’s plans to effect the disposition of its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code. The foregoing list of factors is not exhaustive. Additionally, the Chapter 11 proceedings may result in holders of the Company’s securities receiving no value for their interests. Because of such a possibility, the value of these securities is highly speculative and may pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, including those described under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022 filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2022, as may be updated in the Company’s other periodic filings with the SEC. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this Current Report may not occur or continue, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

Any forward-looking statements made herein speak only as of the date of this Current Report. Except as required by applicable law, the Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this Current Report or to conform these statements to actual results or revised expectations. Any forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, restructurings, joint ventures, partnerships or investments the Company may make.

These forward-looking statements are based upon information available to the Company as of the date of this Current Report, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINC, INC.

Date:	December 1, 2022	By:	/s/ Brian Smith
Brian Smith President and Interim Chief Executive Officer